Exhibit 10.9

      Schedule of Executed Second Amendment Lease Agreements
            By and Between Sterling House Corporation

Schedule of Executed Lease Agreements, by and between Sterling
House Corporation and Health Care REIT, Inc.

                                                    Date of
Location               Date of Lease             Second Amendment

2250 Brown Street         02/21/96                   06/30/96
Waxahachie, TX 75165

101 Trinity Court         02/21/96                   06/30/96
Palestine, TX 75801

1605 N. Highway 88        02/26/96                   06/30/96
Claremore, OK 74017

3211 Chandler Road        03/06/96                   06/30/96
Muskogee, OK 74403

1701 E. Alameda Street    10/05/95                   06/30/96
Norman, OK 73071

116 W. Danforth           10/05/95                   06/30/96
Edmond, OK 73003

6302 S.W. Lee Blvd.       11/22/95                   06/30/96
Lawton, OK 73505

915 W. Plato Road         11/22/95                   06/30/96
Duncan, OK 73533
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